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                                [PACIFIC FUNDS LOGO]

                        Supplement dated October 8, 2001
                    to the Prospectus dated October 1, 2001

FOR ONE WEEK ONLY, YOU CAN PURCHASE PACIFIC FUNDS A SHARES @ NAV

There will be no front-end sales charge on orders for the purchase of Class A shares of any Fund received from November 5, 2001 through November 9, 2001. For information on other fees or expenses applicable to Class A shares, see Pacific Funds' Prospectus and Statement of Additional Information.

Pacific Funds will not accept orders for the purchase of any shares until November 5, 2001. Orders and/or payments received prior to that date will be returned.




Form No. 3070-1A